UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2024

Azenta, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25434	04-3040660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Summit Drive, Burlington, MA 01803
(Address of principal executive offices and Zip Code)

(978) 262-2400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AZTA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the stockholders of Azenta, Inc. (the “Company”) was held on January 30, 2024. The stockholders elected each of the Company’s nominees for director; approved, by a non-binding advisory vote, the overall compensation of the Company’s named executive officers; recommended, on an advisory basis, the frequency of holding an advisory vote on executive compensation of one year; and ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the 2024 fiscal year. The proposals below are described in detail in the Company’s definitive proxy statement dated December 15, 2023, as supplemented by Supplement No. 1 dated January 11, 2024 and Supplement No. 2 dated January 17, 2024. The results are as follows:

1.	Election of Directors

Nominees	For	Withold	Broker Non-Votes
Edward Bousa	48,072,463	2,061,389	2,276,501
Frank E. Casal	48,503,942	1,629,910	2,276,501
Robyn C. Davis	49,082,282	1,051,570	2,276,501
Didier Hirsch	49,866,149	267,703	2,276,501
Martin Madaus	47,247,939	2,885,913	2,276,501
Erica J. McLaughlin	48,281,569	1,852,283	2,276,501
Tina S. Nova	47,415,765	2,718,087	2,276,501
Michael Rosenblatt	49,537,175	596,677	2,276,501
Stephen S. Schwartz	49,625,351	508,501	2,276,501
2.	Approval, by a non-binding advisory vote, of the overall compensation of the Company’s named executive officers

For	Against	Abstain	Broker Non-Votes
49,109,585	900,374	123,893	2,276,501
3.	To approve, on an advisory basis, the frequency of holding an advisory vote on executive compensation.

1 Year	2 Years	3 Years	Broker Non-Votes
48,230,323	10,459	1,854,680	2,314,891
4.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered accounting firm for the 2024 fiscal year

For	Against	Abstain
52,209,022	164,934	36,397

The results of the shareholder vote with respect to the frequency of the advisory vote on executive compensation were consistent with the recommendation of the Company’s Board of Directors that such vote be held every year. Accordingly, the Company will hold an annual advisory say-on-pay vote until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZENTA, INC.

/s/ Jason W. Joseph
Date: February 1, 2024	Jason W. Joseph
Senior Vice President, General Counsel and Secretary